Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Events
NOTE 25 - SUBSEQUENT EVENT

In January 2012, the Company commenced discussions related to a mortgage servicing settlement with the U.S., through the Department of Justice, and the Attorneys General for several states regarding various potential claims relating to the Company's mortgage servicing activities. As a result of these discussions, the Company currently estimates that the cost of resolving these potential claims will be approximately $120 million, pre-tax, or $81 million, after-tax, and has reflected this estimate in Potential Mortgage Servicing Settlement and Claims Expense within the financial results in these Consolidated Financial Statements and Notes to Consolidated Financial Statements as of, and for the year ended December 31, 2011, because the facts underlying such claims existed as of December 31, 2011. See Note 20, "Contingencies," for additional discussion.